SUBSEQUENT EVENTS	3 Months Ended
Mar. 31, 2018
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 11 – SUBSEQUENT EVENTS

In April 2018, the Company issued an aggregate of 577,339 shares of its common stock in exchange for 454 shares of the Company’s Series D Preferred Stock and accrued dividends.

In April 2018, the Company issued an aggregate of 351,021 shares of its common stock in exchange for 370 shares of the Company’s Series C Preferred Stock and accrued dividends.

On April 30, 2018 the Company entered into a Unit Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which the Company sold to the Investors an aggregate of 3,193,004 shares of  the Company’s common stock  and warrants to purchase an aggregate of 1,596,506 shares of the Company’s common stock, at an exercise price of $1.75 per share, in exchange for aggregate consideration of $4,789,502, net of transaction expenses of approximately $1,000 (the “April 2018 private placement”), of which $115,470 was received as common stock subscriptions as of March 31, 2018.

In connection with the April 2018 private placement, the Company issued additional warrants to purchase an aggregate of 83,334 shares of the Company’s common stock, at an exercise price of $1.50 per share to the Series E holders. In addition, 500,000 warrants to purchase the Company’s common stock at an exercise price of $1.75 per share previously issued to the Series E holders were reset to an exercise price of $1.50 per share.